                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of February, 2003.



                             /s/ Vincent A. Calarco

                                 Vincent A. Calarco

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of February, 2003.



                            /s/ George Campbell, Jr.

                                George Campbell, Jr.

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of February, 2003.



                            /s/ Gordon J. Davis

                                Gordon J. Davis

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of February, 2003.



                            /s/ Michael J. Del Giudice

                                Michael J. Del Giudice

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of February, 2003.



                            /s/ Joan S. Freilich

                                Joan S. Freilich

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February, 2003.



                            /s/ Ellen V. Futter

                                Ellen V. Futter

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February, 2003.



                            /s/ Sally Hernandez-Pinero

                                Sally Hernandez-Pinero

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of February, 2003.



                            /s/ Peter W. Likins

                                Peter W. Likins

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of February, 2003.



                            /s/ Eugene R. McGrath

                                Eugene R. McGrath

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of February, 2003.



                            /s/ Frederic V. Salerno

                                Frederic V. Salerno

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of February, 2003.



                            /s/ Richard A. Voell

                                Richard A. Voell

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of February, 2003.



                            /s/ Stephen R. Volk

                                Stephen R. Volk

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of February, 2003.



                            /s/ Edward J. Rasmussen

                                Edward J. Rasmussen

                                POWER OF ATTORNEY

WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February, 2003.



                            /s/ George Strayton

                                George Strayton

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of February, 2003.



                                                     /s/ John D. McMahon

                                                         John D. McMahon